Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2022

March 31, 2022

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the expected or potential impact of the novel coronavirus (COVID-19) pandemic; increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to buy or sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2022 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$16.54
52-Week Range:	$14.50 - $18.48
Shares Outstanding:	7,320,672 shares
Market Capitalization:	$121.1 million
P/E (ttm):	12.44x
Diluted EPS (ttm):	$1.33
Annual Dividend & Yield:	$0.56 (3.39%)
As of March 31, 2022	

Franchise Overview



Los Angeles
San Diego
Tijuana
Mexicali
Calexico
El Centro
Brawley
San Bernardino
Moreno Valley
Hemet
Temecula
Palm Springs
Cathedral City
Indio
Coachella
La Quinta
Yucca Valley
Blythe
Yuma
Lake Havasu City
Bullhead City
Barstow
Victorville
Hesperia
Lancaster
Palmdale
Santa Clarita
Santa Barbara
Ventura
Oxnard
Thousand Oaks
Pasadena
Pomona
Ontario
Fontana
Glendale
Burbank
East Los Angeles
Downey
Norwalk
Torrance
Fullerton
Orange
Santa Ana
Garden Grove
Costa Mesa
Huntington Beach
Oceanside
Carlsbad
Escondido
Chula Vista
Poway
Santee
Tecate
Salton Sea
Colorado Desert
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Eleventh largest deposit market share in Riverside County; third largest deposit market share of community banks

Financial Performance

Developments

- Net Income decreases approximately 25% (sequential quarter)
- Net Interest Margin decreases three basis points (sequential quarter)
- Net Interest Income decreases approximately 2% (sequential quarter)
- Non-Interest Income decreases approximately 19% (sequential quarter)
- Operating Expenses remain unchanged (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.6
$7.5
$7.4
$7.9
$7.7
$7.5
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Non-Interest Income



(In Millions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$1.2
$1.2
$1.1
$1.4
$1.1
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Operating Expenses



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.9
$6.9
$4.9
$5.7
$6.9
$6.9
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

PROVIDENT Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.7
$1.7
$3.7
$3.3
$2.1
$1.8
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Pre-Tax Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.7
$1.9
$4.4
$3.6
$3.2
$2.4
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Quarterly Net Income



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.2
$1.6
$3.3
$2.7
$2.3
$1.7
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.16
$0.21
$0.44
$0.35
$0.30
$0.23
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
2.66%
2.60%
2.54%
2.71%
2.64%
2.61%
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Efficiency Ratio



85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
80.31%
79.82%
57.12%
63.28%
76.39%
79.74%
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.40%
0.53%
1.12%
0.89%
0.76%
0.57%
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Return on Average Equity



12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
3.77%
4.99%
10.65%
8.39%
7.11%
5.33%
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Balances and Activity

Developments

- Loans Held for Investment balance increases by approximately 5% (sequential quarter)
- Yield on Loans Held for Investment decreases eight basis points from December 31, 2021
- Total Deposits balance increases by approximately 1% (sequential quarter)
- Deposit costs decline by one basis point from December 31, 2021
- Total Borrowings balance remains unchanged (sequential quarter)
- Borrowing costs remain unchanged from December 31, 2021

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$207
$243
$227
$209
$208
$198
$855
$840
$851
$859
$852
$894
12/31/20
03/31/21
06/30/21
09/30/21
12/31/21
03/31/22
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$488
$258
$103
$483
$254
$100
$484
$268
$95
$490
$275
$92
$466
$290
$91
$469
$328
$91
12/31/20
03/31/21
06/30/21
09/30/21
12/31/21
03/31/22
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$30
$61
$93
$61
$65
$94
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/22	Interest Rate	Balance as of 03/31/21	Interest Rate
Single-Family	$ 327,661	3.16%	$ 254,393	3.61%
Multi-Family	468,656	4.00%	483,283	4.14%
Commercial Real Estate	91,344	4.59%	99,722	4.68%
Construction	4,127	5.09%	3,508	6.00%
Other	131	5.25%	140	5.25%
Commercial Business	459	5.88%	851	6.39%
Consumer	73	15.00%	96	15.00%
Total Loans Held for Investment	$ 892,451	3.76%	$ 841,993	4.05%
Advance Payments of Escrows	194		339	
Deferred Loan Costs, net	6,887		6,288	
Allowance for Loan Losses	(5,969)		(8,346)	
Total Loans Held for Investment, net	$ 893,563		$ 840,274	

Loan Composition as of 03/31/22



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 10%
Consumer 0%
Multi-Family 53%
Single-Family 37%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$116
$111
$101
$90
$80
$80
$154
$146
$140
$135
$132
$127
$756
$787
$798
$821
$825
$837
12/31/20
03/31/21
06/30/21
09/30/21
12/31/21
03/31/22
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 03/31/2022	Rate	At 03/31/2021	Rate
Checking Accounts - Non Interest-Bearing	$ 117,097	- %	$ 124,043	- %
Checking Accounts - Interest-Bearing	347,972	0.04%	320,704	0.04%
Savings Accounts	332,452	0.05%	302,673	0.05%
Money Market Accounts	38,754	0.09%	39,945	0.08%
Time Deposits	127,225	0.55%	146,391	0.77%
Total Deposits	$ 963,500	0.11%	$ 933,756	0.16%
Brokered Deposits Included Above	$ -	- %	$ -	-%

Deposit Composition at 03/31/22



13%
12%
4%
36%
35%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 03/31/2022	Rate	At 03/31/2021	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	20,000	1.75%	21,000	1.75%
Over Six to Twelve Months	-	-	10,000	2.20%
Over One to Two Years	40,000	2.25%	20,000	1.75%
Over Two to Three Years	10,000	2.61%	40,000	2.25%
Over Three to Four Years	10,000	2.79%	10,000	2.61%
Over Four to Five Years	-	-	10,000	2.79%
Over Five Years	-	-	-	-
Total Borrowings	$ 80,000	2.24%	$ 111,000	2.14%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio declines to 0.17% at March 31, 2022
- $645,000 Recovery from the Allowance for Loan Losses
- No REO
- Early-Stage Delinquencies remain at very low levels
- No loans in Forbearance status at March 31, 2022

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(In Thousands)
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21	03/31/22
Non-Performing Assets	$10,270	$9,759	$8,646	$6,616	$2,802	$1,996
NPA to Total Assets	0.88%	0.82%	0.73%	0.55%	0.24%	0.17%
ALLL to LHI	0.99%	0.98%	0.88%	0.86%	0.77%	0.66%

(Recovery) Provision for Loan Losses



(In Thousands)
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
$(1,250)
$39
$(200)
$(767)
$(339)
$(1,067)
$(645)
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Non-Performing Asset Composition 03/31/22



15%
0%
0%
0%
0%
0%
85%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,538
$8,346
$7,587
$7,413
$6,608
$5,969
12/31/20
03/31/21
06/30/21
09/30/21
12/31/21
03/31/22

ALLL Allocation as of 03/31/22



22%
0%
0%
0%
1%
15%
62%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars in Thousands)	At March 31, 2022				At March 31, 2021			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	8	$ 1,690	-	$ -	29	$ 8,973
Multi-Family	-	-	1	306	-	-	1	786
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	9	$ 1,996	-	$ -	30	$ 9,759

Net Charge-Offs (Recoveries)



(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$(200)
$(250)
$(300)
$(9)
$(8)
$(8)
$(165)
$(262)
$(6)
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California[1] Balance	Southern California[1] Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$ 106,560	33%	$ 102,134	31%	$ 118,684	36%	$ 283	0%	$ 327,661	100%
Multi-Family	63,902	14%	278,717	59%	125,758	27%	279	0%	468,656	100%
Commercial Real Estate	22,150	24%	42,106	46%	27,088	30%	-	0%	91,344	100%
Construction	2,365	57%	1,762	43%	-	0%	-	0%	4,127	100%
Other	-	0%	131	100%	-	0%	-	0%	131	100%
Total	$ 194,977	22%	$ 424,850	48%	$ 271,530	30%	$ 562	0%	$ 891,919	100%

[1] Other than Inland Empire.

Geographic Location 03/31/22



0%
22%
30%
48%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

PROVIDENT Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	2022	TOTAL
Loan Balance (In Thousands)	$34,914	$3,051	$5,969	$13,518	$13,372	$21,830	$23,325	$154,744	$54,951	$325,674
Weighted Avg. LTV [1]	49%	57%	51%	64%	61%	53%	62%	64%	64%	62%
Weighted Avg. Age (In Years)	16.25	6.95	5.59	4.84	3.83	2.71	1.71	0.72	0.08	2.93
Weighted Avg. FICO [2]	728	735	749	732	744	761	752	764	768	757
Number of Loans	195	4	16	24	28	47	35	201	73	623
Geographic Breakdown (%)										
Inland Empire	36%	6%	12%	37%	34%	12%	15%	36%	38%	33%
Southern California [3]	51%	89%	55%	55%	55%	55%	35%	19%	25%	31%
Other California	12%	5%	33%	8%	11%	33%	50%	45%	37%	36%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	2022	TOTAL
Loan Balance (In Thousands)	$35,715	$26,025	$46,164	$43,696	$40,187	$72,462	$76,178	$56,756	$31,473	$428,656
Weighted Avg. LTV [1]	42%	43%	40%	44%	43%	46%	50%	50%	49%	46%
Wt. Avg. Debt Coverage Ratio [3]	1.82x	1.84x	1.72x	1.68x	1.56x	1.60x	1.57x	1.77x	1.61x	1.68x
Weighted Avg. Age (In Years)	10.05	6.69	5.61	4.82	3.81	2.67	1.70	0.77	0.08	3.32
Weighted Avg. FICO [2]	757	751	764	753	752	761	760	760	770	759
Number of Loans	76	55	62	76	61	84	79	114	34	641
Geographic Breakdown (%)										
Inland Empire	22%	18%	5%	15%	14%	12%	15%	15%	6%	14%
Southern California [4]	46%	49%	59%	67%	67%	68%	67%	50%	57%	59%
Other California	31%	33%	35%	18%	19%	20%	18%	35%	37%	27%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	2022	TOTAL [5][6]
Loan Balance (In Thousands)	$16,040	$8,967	$8,935	$13,396	$11,584	$12,943	$7,144	$5,712	$6,983	$91,344
Weighted Avg. LTV [1]	39%	37%	44%	43%	40%	44%	38%	46%	39%	40%
Wt. Avg. Debt Coverage Ratio [3]	2.24x	1.66x	1.58x	1.60x	1.71x	1.46x	1.99x	1.77x	1.86x	1.77x
Weighted Avg. Age (In Years)	8.70	6.73	5.85	4.50	3.81	2.68	1.99	0.51	0.08	4.46
Weighted Avg. FICO [2]	759	735	777	776	752	759	731	778	747	759
Number of Loans	22	16	14	15	19	15	10	6	8	125
Geographic Breakdown (%)										
Inland Empire	52%	39%	12%	28%	5%	15%	7%	44%	0%	24%
Southern California [4]	40%	34%	48%	46%	49%	46%	47%	29%	83%	46%
Other California	8%	27%	40%	26%	46%	39%	46%	27%	17%	30%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

(5) Comprised of the following: $35.3 million in Office; $17.6 million in Mixed Use ($7.7 million in Multi-Family/Retail, $3.9 million in Office/Retail, $2.6 million in Multi-Family/Office and $3.4 million in Other Mixed Use); $16.9 million in Retail; $7.6 million in Warehouse; $6.6 million in Mobile Home Park; $5.1 million in Medical/Dental Office; $1.0 million in Restaurant/Fast Food; $909 thousand in Automotive – Non-Gasoline; $382 thousand in Live/Work Unit; and $283 thousand in Light Industrial/Manufacturing.

(6) Consisting of $84.2 million or 92.2% in investment properties and $7.1 million or 7.8% in owner occupied properties.

Loans in Forbearance (03/31/2022)

(Dollars In Thousands)	Number of Loans	Loan Balance	Weighted Avg. LTV [1]	Weighted Avg. FICO [2]	Weighted Avg. Debt Coverage Ratio [3]	Weighted Avg. Forbearance Granted [4]
None	0	$ 0	- %	-	-	-
Total Loans In Forbearance	0	$ 0	- %	-	-	-

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination, borrowers and/or guarantors.

(3) At time of loan origination.

(4) In months.

Capital Management

Developments

- Strong Capital Ratios
- 3.39% cash dividend yield (approximately)
- Purchased approximately 69,000 shares of common stock in the third quarter of fiscal 2022

Stock Repurchase Plan Activity



(# of Shares)
125,000
100,000
75,000
50,000
25,000
-
-
54,707
50,275
49,764
102,762
69,271
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21	3/31/22
Tier 1 Leverage Ratio	9.78%	9.98%	10.19%	9.81%	10.02%	10.27%
CET1 Ratio	18.30%	18.77%	18.58%	18.90%	19.69%	19.32%
Tier 1 Risk-Based Capital Ratio	18.30%	18.77%	18.58%	18.90%	19.69%	19.32%
Total Risk-Based Capital Ratio	19.56%	20.02%	19.76%	20.12%	20.79%	20.29%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	06/30/20	09/30/20	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21	03/31/22
Price /TBV	0.80x	0.71x	0.94x	1.01x	1.02x	0.98x	0.95x	0.95x